SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): October 31, 2001

                     ARDENT COMMUNICATIONS, INC.
       ------------------------------------------------------
       (Exact Name of Registrant as Specified in Its Charter)

                             Delaware
           ----------------------------------------------
           (State or Other Jurisdiction of Incorporation)


       000-26103                                         52-2066769
  ---------------------                     --------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


     6849 Old Dominion Drive
        McLean, Virginia                                 22101
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)


                                (703) 276-4200
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

     On December 28, 2001, Ardent Communications, Inc.(the "Company"), and the subsidiaries of the Company (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Columbia their monthly operating report for the periods of October 10 to October 31, 2001 (with respect to Ardent Communications, Inc. and Ardent, Inc.) and October 26, 2001 to October 31, 2001 (with respect to Business Anywhere USA, Inc. and CAIS Software Solutions, Inc.) which is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1   Monthly Operating Report

                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Ardent Communications ,Inc.


Date: January 15, 2002       By:    /s/ Evans Anderson
                                   -----------------------------
                                   Evans Anderson
                                   President